AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


                                  May 15, 1997


To each of the persons and entities listed on Schedule I hereto:

Ladies and Gentlemen:

         Whereas you have purchased or are purchasing or have rights under the Warrants identified on Schedule II (the Warrants ) to purchase from Allaire Corporation, a Delaware corporation (the Company ) shares (the Series A Preferred Shares ) of Series A Convertible Preferred Stock, $.01 par value, of the Company (the Series A Preferred Stock ), shares (the Series B Preferred Shares ) of Series B Convertible Preferred Stock, $.01 par value, of the Company (the Series B Preferred Stock ), shares (the Series C Preferred Shares ) of Series C Convertible Preferred Stock, $.01 par value, of the Company (the Series C Preferred Stock ) or shares (the Series D Preferred Shares ) of Series D Convertible Preferred Stock, $.01 par value, of the Company (the Series D Preferred Stock ) (such Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares being hereinafter collectively referred to as the Preferred Shares and such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock being hereinafter collectively referred to as the Preferred Stock ) and/or have rights to purchase shares of Common Stock (as defined below) or Preferred Shares pursuant to the Warrants, the Company covenants and agrees with each of you as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

         "Conversion Shares" shall mean shares of Common Stock issued or exercisable upon conversion of the Preferred Shares or exercise of the Warrants.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Registration Expenses" shall mean the expenses so described in
      Section 8.


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                                      -2-


         "Restricted Stock" shall mean the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
      (b) publicly sold pursuant to Rule 144 under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 8.

                  2. Restrictive Legend. Each certificate representing Preferred Shares, Warrants or Conversion Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

                  3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares, Warrants or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Shares, Warrants or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such

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                                      -3-


securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

                  4. Required Registration. (a) At any time beginning 180 days after the Company=s initial underwritten public offering or, if earlier, on June 30, 2000, the holders of Restricted Stock constituting at least a majority of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least a majority of the total shares of Restricted Stock originally issued. For purposes of this Section 4 and Sections 5, 6, 14(b) and 14(e), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares or Warrants upon full conversion of all Preferred Shares and/or Warrants held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares and/or Warrants shall be entitled to sell such Preferred Shares and/or Warrants to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

                  (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering the Company will designate the managing underwriter of such offering, which managing underwriter shall be reasonably acceptable to a majority of the holders selling Restricted Stock in such offering. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto, subject to any applicable underwriters= cutbacks.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account,


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                                      -4-


except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby; provided, however, that if at the time any written request for registration is received by the Company pursuant to this Section 4, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 5 or 6 hereof rather than this
Section 4, and the rights of the holders of Restricted Stock covered by such written request shall be governed by Section 5 or 6 hereof; provided, further, however, that if the Company does not file its registration statement within 90 days after such written request, the Company shall immediately thereafter file a registration statement pursuant to the written request in accordance with the provisions of this Section 4.

                  5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

                  6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares, Warrants or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice, provided, however, that the Company shall not be required to effect a registration pursuant to this Section 6 more than once in any 12-month period. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of
Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

                  7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare (and afford one counsel for the sellers of Restricted Stock the opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1, or on Form S-3 if the Company is eligible to so file, or on another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford one counsel for the sellers of Restricted Stock the opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter


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                                      -6-


reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

                  In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, , but excluding any Selling Expenses, are called "Registration Expenses". All costs of insurance and fees and disbursements of counsel for the sellers of Restricted Stock, underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock, Warrants or Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common

Stock, Warrants or the Preferred Stock as so changed and shall apply to any securities received in any such transaction, including the securities of an issuer other than the Company that may be issued to holders of Common Stock in a merger transaction.

                  11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

                  12. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors= rights and except as to enforceability of the indemnification and contribution provisions.

                  13. Termination of Prior Registration Rights Agreement. By entering into this Amended and Restated Registration Rights Agreement, each of the parties hereto terminate that certain Registration Rights Agreement dated June 18, 1996, as amended, entered into by them and each of them releases all existing rights, or rights which may have come into existence, of any kind thereunder.

                  14.      Miscellaneous.

                  (a) This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

                  (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares, Warrants or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares, Warrants or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares, Warrants or Restricted Stock if (i) there is transferred to such transferee at least 40% of the total shares of Restricted Stock originally issued pursuant to either the Convertible Preferred Stock Purchase Agreement dated as of June 18, 1996 or the Convertible Preferred Stock Purchase Agreement dated as of the date hereof to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate (including without limitation persons under common control) of a party hereto.

                  (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

         if to the Company, to the Company headquarters, currently located at One Alewife Center, Third Floor, Cambridge, Massachusetts 02140;

      if to any holder of Preferred Shares, Restricted Stock or Warrants, to the address of such party set forth on Schedule I hereto;

      if to any subsequent holder of Preferred Shares, Restricted Stock or Warrants, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Warrants or Restricted Stock) or to the holders of Preferred Shares, Warrants or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (d) This Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

                  (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

                  (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the tenth anniversary of the date of this Agreement.

                  (h) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully-diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 13(g).

                  (i) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                  (j) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

                  (k) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     [Signature Page to Amended and Restated Registration Rights Agreement]


      Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Amended and Restated Registration Rights Agreement shall be a binding agreement between the Company and you.


                                                  Very truly yours,

                                                  ALLAIRE CORPORATION


                                                   /s/ David J. Orfao
                                                   ----------------------------
                                                   David J. Orfao
                                                   President

     [Signature Page to Amended and Restated Registration Rights Agreement]


AGREED TO AND ACCEPTED as of the date
first above written.

BancBoston Ventures Inc.



By:      /s/ Peter A. Roberts
         ----------------------------------
         Name: Peter A. Roberts
               -----------------------------
        Title: V.P
               -----------------------------

Polaris Venture Partners, L.P.

By:  Polaris Venture Management Co., L.L.C.
     Its General Partner


By:
     -------------------------------------
     Member

Polaris Venture Partners Founders= Fund, L.P.

By:  Polaris Venture Management Co., L.L.C.
     Its General Partner


By:
     ------------------------------------
     Member

     [Signature Page to Amended and Restated Registration Rights Agreement]


AGREED TO AND ACCEPTED as of the date
first above written.

BancBoston Ventures Inc.



By:
         ----------------------------------
         Name:
               -----------------------------
        Title:
               -----------------------------

Polaris Venture Partners, L.P.

By:  Polaris Venture Management Co., L.L.C.
     Its General Partner


By:  /s/ Jonathan A. Flint
     -------------------------------------
     Member

Polaris Venture Partners Founders= Fund, L.P.

By:  Polaris Venture Management Co., L.L.C.
     Its General Partner


By:  /s/ Jonathan A. Flint
     ------------------------------------
     Member

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By: /s/ Ken Wessels
             ----------------------------------
                Its: CEO/Managing Director

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By: /s/ John Hallett
    ------------------------------------
         Its: VP Finance


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By: /s/ Douglas M. Cook
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By: /s/ Douglas M. Cook
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

/s/ Thomas W. Burton
---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


/s/ Robert F. Berrey
---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


/s/ Richard E. Eichhorn
---------------------------------------
Richard E. Eichhorn


---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]



WA&H Investment, L.L.C.

By:   Wessels, Arnold & Henderson Group, L.L.C.
      Its Managing Member


         By:
             -----------------------------------
                Its:

Rosewood Stone Group, Inc.


By:
    ------------------------------------
         Its:


Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Pension Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President



Boston Safe Deposit and Trust Company as
Trustee of the U S WEST Benefit Assurance Trust

By:
    ------------------------------------
         Douglas M. Cook
         Vice President

---------------------------------------
Thomas W. Burton


---------------------------------------
Robert F. Berrey


---------------------------------------
Richard E. Eichhorn


/s/ Mitchell Kapor
---------------------------------------
Mitchell Kapor

     [Signature Page to Amended and Restated Registration Rights Agreement]


Comdisco, Inc.

 By: /s/ Jill C. Hanses
     ------------------------------------
      Name: Jill C. Hanses
     Title: Assistant Vice President


Ramsey/Bierne Associates, Inc.

 By:
     ------------------------------------
     Name:
    Title:

     [Signature Page to Amended and Restated Registration Rights Agreement]


Comdisco, Inc.

 By:
     ------------------------------------
      Name:
     Title:


Ramsey/Bierne Associates, Inc.

 By: /s/ William E. Ramsey
     ------------------------------------
     Name: William E. Ramsey
    Title: Treasurer

     [Signature Page to Amended and Restated Registration Rights Agreement]


Dated: June 13, 1997                 BENEFIT CAPITAL MANAGEMENT
                                     CORPORATION AS INVESTMENT
                                     MANAGER FOR THE PRUDENTIAL
                                     INSURANCE COMPANY OF
                                     AMERICA, SEPARATE ACCOUNT
                                     NUMBER VCA-GA-5298


                                     By: /s/ Sue DeCarlo
                                         ----------------------------------
                                         Sue DeCarlo
                                         Sr. Vice President,
                                         Chief Financial Officer of
                                         Benefit Capital Management Corporation

                                   SCHEDULE 1
                                   ----------


BancBoston Ventures Inc.
Mezzanine & Equity Financing
175 Federal Street, 10th Floor
Boston, MA  02110

Polaris Venture Partners, L.P.
One Post Office Square, Suite 3800
Boston, MA 02109

Polaris Venture Partners Founders= Fund, L.P.
One Post Office Square, Suite 3800
Boston, MA 02109

WA&H Investment, L.L.C.
901 Marquette Avenue
Minneapolis, MN 55402

U S WEST Pension Trust
c/o Boston Safe Deposit and
Trust as Trustee
One Cabot Road
Medford, MA 02155-5159

U S WEST Benefit Assurance Trust
c/o Boston Safe Deposit and Trust
as Trustee
One Cabot Road
Medford, MA 02155-5159

Rosewood Stone Group, Inc.
1505 Bridgeway, Suite 201
Sausalito, CA 94965

Thomas W. Burton
19975 Cottagewood Avenue
Deephaven, MN 55331

Robert F. Berrey
20 Walnut Lane
Dayton, OH 45419-2933

Richard E. Eichhorn
10940 West River Road
Champlin, MN 55318

Mitchell Kapor
Kapor Enterprises, Inc.
238 Main Street, Suite 400
Cambridge, MA  02142

Comdisco, Inc.
One Newton Executive Park
Suite 302
Newton, MA  02162

Ramsey Bierne Associates, Inc.
500 Executive Blvd., Ste. 104
Ossining, New York 10562


Benefit Capital Management
Corporation as Investment
Manager for the Prudential
Insurance Company of
America, Separate Account
Number VCA-GA-5298
39 Old Ridgebury Road
Section E-2
Danbury, CT 06812

                                   Schedule II

1. Warrant Agreement To Purchase Shares of Series A Convertible Preferred Stock of Allaire Corp., dated as of December 30, 1996, granted to Comdisco, Inc.

2. Warrant to Subscribe for and Purchase Common Stock of Allaire Corp., dated March 7, 1997, granted to Polaris Venture Partners, L.P.

3. Warrant to Subscribe for and Purchase Common Stock of Allaire Corp., dated March 7, 1997, granted to Polaris Venture Partners Founders Fund, L.P.

4. Common Stock Purchase Warrant dated May 14, 1996, issued by Allaire Corp. to Robert F. Berrey.

5. Common Stock Purchase Warrant dated May 30, 1996, issued by Allaire Corp. to Richard E. Eichhorn.